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                          UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 9, 2005

                              HST TECHNOLOGIES INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-117874
(Commission File Number)

20-3598613
(IRS Employer Identification No.)

1800 Boulder Street - Suite 600, Denver, Colorado, USA 80211 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (303) 455-2550

220 DeCourcy Drive, RR1, Gabriola Island, BC. Canada VOR 1X1
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    23 0.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17  CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Item 7.01 Regulation FD Disclosure.

On November 9, 2005, we adopted a stock option plan (the "2005 Option Plan") for our directors and employees, reserving a total of 10,000,000 shares of our common stock for issuance pursuant to grants made under the 2005 Option Plan.

Item 9.01 Financial Statements and Exhibits.
10.1     2005 Stock Option Plan.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HS3 TECHNOLOGIES INC.





Frank
McGill
President

Date: November 10, 2005